SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 24, 1998
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                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


            Connecticut                                     06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


 5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.     Other Matters.

            The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared an $0.11 per share quarterly cash dividend and a $0.16 per share special cash dividend at their November 24, 1998 Board meeting.

            The quarterly cash dividend will be paid on January 29, 1999 to shareholders of record as of December 31, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            c.       Exhibits.

            99.      Press release dated November 25, 1998

            Exhibit Index                                                Page
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            99.      Press release dated November 25, 1998                 3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   December 1, 1998                    SALISBURY BANCORP, INC.


                                             By: /s/ John F. Perotti
                                                 -------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer



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